ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                April 1, 2001 - April 30, 2001

SETTLEMENT DATE:                                                       15-May-01

A.   SERIES INFORMATION

     Advanta Leasing Receivables Corp. VIII and
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.) Beginning Aggregate Contract Principal Balance .......................................................  $ 25,863,842.99
                                                                                                                --------------------
     (b.) Contract Principal Balance of all Collections allocable to Contracts .................................  $ 2,215,914.49
                                                                                                                --------------------
     (c.) Contract Principal Balance of Charged-Off Contracts ..................................................  $ 158,748.18
                                                                                                                --------------------
     (e.) Ending Aggregate Contract Principal Balance of all Contracts as of
            this Settlement Date ...............................................................................     $ 23,489,180.32
                                                                                                                --------------------

          BALANCES ON THIS SETTLEMENT DATE
     (d.) Class A Principal Balance as of this
          Settlement Date (Class A Note Factor)                0.1912834                                          $ 18,913,366.16
                                                             ------------                                       -------------------
     (e1.)Ending Class A-1 Principal Balance                   0.0000000                                 $ -
                                                             ------------                   -----------------
     (e2.)Ending Class A-2 Principal Balance                   0.2459073                      $ 9,467,658.16
                                                             ------------                   -----------------
     (e3.)Ending Class A-3 Principal Balance                   1.0000000                      $ 9,445,708.00
                                                             ------------                   -----------------
     (f.) Ending Class B Principal Balance as of this
          Settlement Date (Class B Note Factor)                0.3944670                                           $ 4,575,814.16
                                                             ------------                                       -------------------

II.  COMPLIANCE RATIOS

     (a.) Aggregate Contract Balance Remaining ("CBR") of all Contracts .........................................    $25,196,204.78
                                                                                                                     --------------

     (b.) CBR of Contracts 1 - 30 days delinquent ...............................................................    $ 2,612,499.53
                                                                                                                     --------------
     (c.)  % of Delinquent Contracts 1 - 30 days as of the related Calculation Date .............................             10.37%
                                                                                                                     --------------

     (d.) CBR of Contracts 31 - 60 days delinquent ..............................................................    $   997,504.10
                                                                                                                     --------------
     (e.)  % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ............................              3.96%
                                                                                                                     --------------

     (f.) CBR of Contracts 61 - 90 days delinquent ..............................................................    $   531,802.21
                                                                                                                     --------------
     (g.)  % of Delinquent Contracts 61 - 90 days as of the related Calculation Date ............................              2.11%
                                                                                                                     --------------

     (h.) CBR of Contracts > 91 days delinquent .................................................................    $   418,976.96
                                                                                                                     --------------
     (i.)  % of Delinquent Contracts > 91 days as of the related Calculation Date ...............................              1.66%
                                                                                                                     --------------

     (j1.)% of Delinquent Contracts 31 days or more as of the related Calculation Date ..........................              7.73%
                                                                                                                     --------------
     (j2.)Month 2:   Mar-01 .....................................................................................              7.83%
                     ------                                                                                          --------------
     (j3.)Month 3:   Feb-01 .....................................................................................              8.72%
                     ------                                                                                          --------------
     (j4.)Three month rolling average % of Delinquent Contracts 31 days or more .................................              8.09%
                                                                                                                     --------------


     (k1.)Net Charge-Off % for the related Collection Period (annualized 30/360) ................................              0.88%
                                                                                                                     --------------
     (k2.)Month 2:   Mar-01 .....................................................................................              0.00%
                     ------                                                                                          --------------
     (k3.)Month 3:   Feb-01 .....................................................................................              0.00%
                     ------                                                                                          --------------
     (k4.)Three month rolling average % for Defaulted Contracts .................................................              0.29%
                                                                                                                     --------------

          Does the Cumulative Loss % exceed
     (l1.)The Loss Trigger Level % from Beginning Period to and including 12th Collection Period?  Y or N .......              n/a
                                                                                                                     --------------
     (l2.)The Loss Trigger Level % from 13th Collection Period to and including 24th Collection Period? Y or N ..               NO
                                                                                                                     --------------
     (l3.)The Loss Trigger Level % from 25th Collection Period and thereafter?   Y or N .........................               n/a
                                                                                                                     --------------


     (m1.)Residual Realization for the related Collection Period ................................................            118.53%
                                                                                                                     --------------
     (m2.)Month 2:  Mar-01 ......................................................................................            130.06%
                     ------                                                                                          --------------
     (m3.)Month 3:  Feb-01 ......................................................................................            121.51%
                     ------                                                                                          --------------
     (m4.)Three month rolling average Residual Realization Ratio ................................................            123.37%
                                                                                                                     --------------

     (n.) Does the three month rolling Residual Realization ratio exceed 100%   Y or N ..........................               YES
                                                                                                                     --------------
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
III. FLOW OF FUNDS
     (1.) The amount on deposit in Available Funds ............................................................  $ 2,946,862.98
                                                                                                               ------------------
     (2.) The prepayment amounts deposited, if any, by the Issuers'  to the
          Collection Account for removal of defaulted contracts ...............................................   $ -
                                                                                                               ------------------
     (3.) Total deposits in the Collection Account to be used as available funds
          on this Payment Date ................................................................................   $ 2,946,862.98
                                                                                                               ------------------

     (a.) To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ...........................   $ 37,520.33
                                                                                                               ------------------
     (b.) To the Servicer, the Servicing Fee and miscellaneous amounts, if any ................................   $ 21,553.20
                                                                                                               ------------------

          To Series 1999-1 Noteholders:
     (c.) To Class A, the total Class A Note Interest and Class A Overdue
            Interest for the related period ...................................................................   $ 117,280.63
                                                                                                               ------------------
           Interest on Class A-1 Notes ...................................................         $ -
                                                                                            ----------------
           Interest on Class A-2 Notes ...................................................     $ 62,967.81
                                                                                            ----------------
           Interest on Class A-3 Notes ...................................................     $ 54,312.82
                                                                                            ----------------
     (d.) Interest on Class B Notes for the related period ....................................................   $ 30,524.37
                                                                                                               ------------------
     (e.) To Series 1999-1Noteholders:
          To Class A, the total applicable Principal Payment ..................................................  $ 1,912,066.10
                                                                                                               ------------------
          Principal Payment to Class A-1 Noteholders .....................................        $ -
                                                                                            ----------------
          Principal Payment to Class A-2 Noteholders .....................................  $ 1,912,066.10
                                                                                            ----------------
          Principal Payment to Class A-3 Noteholders .....................................        $ -
                                                                                            ----------------
          To Class B for applicable Principal Payment to the extent of the Class
            B Floor ...........................................................................................  $ 462,596.57
                                                                                                               ------------------


     (f.) To the Reserve Account:
          The amount needed to increase the amount in the Reserve Account to the
          Required Reserve ....................................................................................     $ -
                                                                                                               ------------------


     (g.) Upon the occurrence of a Residual Event      the lesser of:
          (A) the remaining Available Funds and ..........................................        $ -
                                                                                            ----------------
          (B) the aggregate amount of Residual Receipts included in Available
              Funds ......................................................................        $ -
                                                                                            ----------------
          To be deposited to the Residual Account .............................................................     $ -
                                                                                                                -----------------

     (h.) To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit in the
          Collection Account (the "Issuers' Interest") ........................................................     $  365,321.79
                                                                                                                -----------------

IV.  SERVICER ADVANCES

     (a.) Aggregate amount of Servicer Advances at the beginning of the Collection Period .....................     $  703,922.76
                                                                                                                --------------------
     (b.) Servicer Advances reimbursed during the Collection Period ...........................................     $   32,360.88
                                                                                                                --------------------
     (c.) Amount of unreimbursed Service Advances to be reimbursed on the
          Settlement Date .....................................................................................     $   37,520.33
                                                                                                                --------------------
     (d.) Servicer Advances made during the related Collection Period .........................................     $        --
                                                                                                                --------------------
     (e.) Aggregate amount of Servicer Advances at the end of the Collection
          Period ..............................................................................................     $  634,041.55
                                                                                                                --------------------
     (f.) Amount of delinquent Scheduled Payments for which Servicer Advances
          were not made .......................................................................................     $        --
                                                                                                                --------------------


V.   RESERVE ACCOUNT
     (a.) Amount on deposit at the beginning of the related Collection Period .................................     $1,293,192.15
                                                                                                                --------------------
     (b.) Amount of interest earnings reinvested for the related Monthly Period ...............................     $    5,544.75
                                                                                                                --------------------
     (c.) Amounts used to cover shortfalls, if any,  for the related Collection Period ........................     $        --
                                                                                                                --------------------
     (d.) Amounts transferred from the Collection Account, if applicable ......................................     $        --
                                                                                                                --------------------
     (e.) Balance remaining before calculating Required Reserve Amount ........................................     $1,298,736.90
                                                                                                                --------------------

     (f.) Required Reserve Amount needed as of the related Collection Period ..................................     $1,174,459.02
                                                                                                                --------------------

     (g1.)If (e) above is greater than (f), then excess amount to be transferred to the Series Obligors .......     $  124,277.88
                                                                                                                --------------------
     (g2.)If (e) is greater than (d), then amount of shortfall ................................................
                                                                                                                --------------------

     (h.) Amounts on deposit at the end of the related Collection Period (e minus g1) .........................     $1,174,459.02
                                                                                                                --------------------

     (i.) Is the Required Reserve Amount equal to the balance in the Reserve Account
          as of the related Collection period ? Y or N ........................................................                  YES
                                                                                                                --------------------


VI.  RESIDUAL ACCOUNT
     (a.) Amount on deposit at the beginning of the related Collection Period .................................     $        --
                                                                                                                --------------------
     (b.) Amounts transferred from the Collection Account .....................................................     $        --
                                                                                                                --------------------
     (c.) Amounts used to cover shortfalls for the related Collection Period ..................................     $        --
                                                                                                                --------------------
     (d.) Amount on deposit at the end of the related Collection Period .......................................     $        --
                                                                                                                --------------------


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
VII. ADVANCE PAYMENTS

     (a.) Beginning aggregate Advance Payments ..................................................................      $  574,914.48
                                                                                                                       -------------
     (b.) Add:  Amount of Advance Payments collected during the related Collection Period .......................      $  289,371.19
                                                                                                                       -------------
     (c.) Add:  Investment earnings for the related  Collection Period ..........................................      $        --
                                                                                                                       -------------
     (d.) Less: Amount of Advance Payments withdrawn for deposit into Facility Account ..........................      $  339,176.06
                                                                                                                       -------------
     (e.) Ending aggregate Advance Payments .....................................................................      $  525,109.61
                                                                                                                       -------------






     ADVANTA BUSINESS SERVICES CORP., AS SERVICER

     BY:    /s/ Mark Shapiro
            --------------------------------
     TITLE: Asst Treasurer
            --------------------------------
     DATE:  05/10/01
            --------------------------------


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